SHORT TERM LOAN	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
SHORT TERM LOAN

NOTE 7 – SHORT TERM LOAN

On October 25, 2016, the Company completed a private placement of its securities (the “October Financing”) to an accredited investor (the “Investor”). Pursuant to the October Financing, the Company agreed to issue to the Investor shares of the Company’s common stock, notes and warrants, in exchange for up to $1,000 in accordance with the following payment schedule: $500 paid at closing, $250 in guaranteed financing upon the achievement of certain milestones, and up to an additional $250 in financing upon the mutual agreement of the Investor and the Company.

The balance as of December 31, 2016, represents a six (6) month promissory note in the amount of $750, accrued interest in the amount of $39 less the unamortized amount of fair value of the issued warrants using the Black-Scholes in the amount of $322 and a balance of $188 that represents the Company’s obligation to issue shares of Common Stock equal to twenty-five percent (25%) of the Note Principal to the Investor.

Per the SPA the Company may exercise its right to repay the Note at any time on or before its maturity date. The Note is convertible into shares of the Common Stock only upon default event as set forth in the agreement of repayment at a price per share equal to the lesser of (i) USD $9.75, or (ii) a sixty percent (60%) discount to the lowest trade price in the twenty five (25) trading days prior to the conversion.